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                                  Exhibit 10.5

                         SUBORDINATED SECURED TERM NOTE

$972,000                                                            May 30, 2000

          FOR VALUE RECEIVED, the undersigned, Electric City Corporation, an Illinois corporation (the "Maker"), hereby unconditionally promises to pay to the order of Joseph Marino(the "Holder"), at the office of Holder at _______________________, Illinois _______, or at such other place as Holder may from time to time designate to the Maker in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of NINE HUNDRED SEVENTY-TWO THOUSAND AND NO/100 DOLLARS ($972,000). This Subordinated Secured Term Note shall bear interest at the rate of ten percent (10%) per annum on the unpaid principal amount hereof outstanding from time to time, from the date hereof and shall be payable in equal monthly installments of principle and interest in the amount of FORTY-FOUR THOUSAND, NINE HUNDRED TWENTY SIX AND 56/100 DOLLARS ($44,927.56), with the first installment due and payable on June 24, 2000, and the final installment due and payable on May 24, 2002, if not sooner paid. Upon the occurrence and during the continuance of a default as hereinafter described, the Maker shall pay interest on the outstanding principal balance of this Subordinated Secured Term Note at the rate of fifteen percent (15%) per annum. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand.

          Holder acknowledges and agrees that this Subordinated Secured Term Note and any right to payment hereunder and the security interests granted under the General Security Agreement of even date herewith may be subordinated in right only to the extent and in the manner provided below to the prior payment and satisfaction in full of the Senior Indebtedness (as defined hereinafter). The term "Senior Indebtedness" shall mean, including but not limited to, amounts due to Maker's primary corporate lender ("Senior Lender") the principal and interest on, and any and all other fees, expenses, reimbursement obligations and other amounts due pursuant to the terms of all agreements, documents and instruments providing for, creating, securing, or evidencing: (i) commercial or institutional indebtedness of the Maker now existing or hereafter incurred or created, or (ii) all deferrals, renewals, extensions, replacements, refinancing or refundings of, and amendments, modifications, and supplements to, such commercial or institutional indebtedness of the Maker. The Senior Lender shall be one (1) commercial or institutional lender providing financing for the Debtor. Holder agrees to enter into a subordination agreement in form and substance acceptable to the Senior Lender, subject to the terms hereof, upon written request of the Maker. The term Senior Security Interests shall mean any security interests granted by Maker in favor of the Senior Lender. Unless the Maker has received notice from the Senior Lender of the occurrence and continuation of an event of default under any Senior Indebtedness, the Maker may pay, and the Holder may receive, regularly scheduled payments under this Subordinated Secured Term Note as and when due in accordance with its terms.

          Whenever any payment to be made hereunder shall be stated to be due on a day which is not a business day, the due date thereof shall be extended to the next succeeding business day and, with respect to the payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

          In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law

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which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Holder has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied to repayment of principal or refunded as Holder shall decide.

          All Obligations, and all rights, powers and remedies of the Holder, expressed herein shall be in addition to, and not in limitation of, those provided by law or in any written agreement or instrument (other than this Subordinated Secured Term Note) relating to any of the Obligations.

          Maker shall be in default hereunder if: (1) any amount payable on any of the Obligations, or on the obligations of any obligor hereunder, is not paid within five (5) business days after written notice from Holder that such amount is past due; or (2) Maker shall otherwise fail to perform any of the material promises to be performed by it hereunder or under any other security agreement or other agreement with Holder and Maker has not cured such failure within thirty (30) days after written notice thereof from Holder; or (3) Maker dissolves and liquidates; or (4) Maker, or any other party liable with respect to the Obligations, or any guarantor or accommodation endorser or third party pledgor, shall make any assignment for the benefit of creditors, or there shall be commenced any bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against, or the entry of any judgment in excess of $100,000, levy, attachment, garnishment or other process against Maker or any guarantor, or any other party liable with respect to the Obligations, or accommodation endorser or third party pledgor for any of the Obligations or any collateral under a separate security agreement signed by any one of them, unless released, satisfied, stayed or dismissed within thirty (30) days of written notice from Holder; or (5) any oral or written warranty, representation, certificate or statement of Maker to Holder is untrue and Maker fails to cure the same within thirty (30) days of written notice from Holder.

          Whenever Maker shall be in default as aforesaid, upon written demand of Holder, the entire unpaid amount of all Obligations shall become immediately due and payable; and Holder may exercise, from time to time, any and all rights and remedies available to it under the Uniform Commercial Code of Illinois, or otherwise available to it, including those available under any written instrument (in addition to this Subordinated Secured Term Note) relating to any of the Obligations or any security therefor.

          Maker and any and all endorsers and accommodation parties, and each of them, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Holder's rights hereunder, except as otherwise provided herein. No Obligation shall be waived by the Holder except in writing. No delay on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. Maker hereby represents that this Subordinated Secured Term Note (i) is valid, binding and enforceable in accordance with its provisions, and no conditions precedent exist to its legal effectiveness; (ii) contains the entire agreement between Maker and Holder; and (iii) is the final expression of their intention. No modification, discharge, termination or waiver or any of the provisions hereof shall be binding upon the Holder, except as expressly set forth in writing duly signed and delivered on behalf of the Holder.

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          This Subordinated Secured Term Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon Maker and its legal representatives, successors and assigns. Wherever possible, each provision of this Subordinated Secured Term Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordinated Secured Term Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Subordinated Secured Term Note.

          IN WITNESS WHEREOF, Maker has signed this Subordinated Secured Term Note as of the above-referenced date.

                                        ELECTRIC CITY CORPORATION


                                        By:       /s/ Jeffrey Mistarz
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                                        Name:     Jeffrey Mistarz
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                                        Title:    Chief Financial Officer
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